                                                            EXHIBIT 10.19

                  SCHEDULE OF OMITTED MANAGEMENT SUBSCRIPTION


     The following documents have been omitted as Exhibits to the Registration Statement because they are on substantially identical terms as
Exhibit 10.18 in all material respects other than with respect to the numbers and purchase prices of shares purchased by each of the executives under the agreements.

                      Agreement                           # of Shares
     --------------------------------------------         ------------
     1.  Management Subscription Agreements
          between the Company and Edwin P. Kuhn             15,452

     2.  Management Subscription Agreements
          between the Company and Edwin P. Kuhn             11,590

     3.  Management Subscription Agreements
          between the Company and Edwin P. Kuhn             11,590

     4.  Management Subscription Agreements
          between the Company and Edwin P. Kuhn             7,727